INVESCO EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED MARCH 15, 2019 TO THE PROSPECTUS

DATED FEBRUARY 28, 2019, AS PREVIOUSLY SUPPLEMENTED OF:

Invesco FTSE RAFI Emerging Markets ETF (PXH)

Invesco Global Water ETF (PIO)

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)

Invesco S&P Emerging Markets Momentum ETF (EEMO)

(each a “Fund” and together, the “Funds”)

Effective immediately, the Prospectus is revised as follows:

The following risks are added as new sub-sections under “Principal Risks of Investing in the Fund – Emerging Markets Investment Risk” on page 85:

Indian Securities Risk. Investment in Indian securities involves heightened risks and the country’s market is characterized by a small number of listed companies that have significantly smaller market capitalizations, greater price volatility and substantially less liquidity than companies in more developed markets. These factors, coupled with restrictions on foreign investment and other factors, limit the supply of securities available for investment. This will affect the rate at which the Fund is able to invest in securities of Indian companies, the purchase and sale prices for such securities, and the timing of purchases and sales. Certain restrictions on foreign investment may decrease the liquidity of the Fund’s portfolio, subject the Fund to higher transaction costs, or inhibit the Fund’s ability to track the Underlying Index. The Fund’s investments in securities of issuers located or operating in India, as well as its ability to track the Underlying Index, also may be limited or prevented, at times, due to the limits on foreign ownership of Indian securities imposed by the Reserve Bank of India (“RBI”).

Russian Securities Risk. The Fund may invest in securities of companies domiciled in Russia. The United States and the European Union have imposed economic sanctions on certain Russian individuals and entities, and either the United States or the European Union also could institute broader sanctions. The current sanctions, or the threat of further sanctions, may result in the decline of the value or liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy, any of which could negatively impact the Fund’s investments in Russian securities. These economic sanctions also could result in the immediate freeze of Russian securities, which could impair the ability of the Fund to buy, sell, receive or deliver those securities. Both the existing and potential future sanctions also could result in Russia taking counter measures or retaliatory actions, which further may impair the value or liquidity of Russian securities, and therefore may negatively impact the Fund.

In addition, the section titled “Additional Information About the Funds’ Strategies and Risks – Principal Risks of Investing in the Funds – Foreign and Emerging Markets Investment Risk” on page 121 is deleted in its entirety and replaced with the following:

Foreign and Emerging Markets Investment Risk

Investments in foreign securities involve risks that are beyond those associated with investments in U.S. securities, and investments in securities of issuers in emerging market countries involve risks not often associated with investments in securities of issuers in developed countries. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign and emerging market securities, and foreign and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to issuers in developed countries.

Foreign and emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign and emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Securities law in many emerging market countries is relatively new and unsettled.

Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Each country has different laws specific to that country that impact investment, which may increase the risks to which investors are subject. Country-specific rules or legislation addressing investment-related transactions may inhibit or prevent certain transactions from transpiring in a particular country.

Furthermore, foreign exchanges and broker-dealers generally are subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Differences in clearance and settlement procedures in foreign markets may cause delays in settlement of a fund’s trades effected in those markets and could result in losses to a fund due to subsequent declines in the value of the securities subject to the trades. Depositary receipts also involve substantially identical risks to those associated with investments in foreign securities. Additionally, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, have no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

Indian Securities Risk. Certain funds may invest in securities of companies domiciled in India. Political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets may result in higher potential for losses.

Moreover, governmental actions can have a significant effect on the economic conditions in India, which could adversely affect the value and liquidity of a fund’s investments. In November of 2016, the Indian government eliminated certain large denomination cash notes as legal tender, causing uncertainty in certain financial markets. The securities markets in India are comparatively underdeveloped, and stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. The limited liquidity of the Indian securities markets may also affect a fund’s ability to acquire or dispose of securities at the price and time that it desires.

Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. In addition, the Reserve Bank of India (“RBI”) has imposed limits on foreign ownership of Indian securities, which may decrease the liquidity of a fund’s portfolio and result in extreme volatility in the prices of Indian securities. These factors, coupled with the lack of extensive accounting, auditing and financial reporting standards and practices, as compared to the U.S., may increase a fund’s risk of loss.

Further, certain Indian regulatory approvals, including approvals from the Securities and Exchange Board of India (“SEBI”), the RBI, the central government and the tax authorities (to the extent that tax benefits need to be utilized), may be required before a fund can make investments in the securities of Indian companies. Capital gains from Indian securities may be subject to local taxation.

Russian Securities Risk. Certain funds may invest in securities of companies domiciled in Russia. Investing in Russian securities involves significant risks that are not typically associated with investing in U.S. securities, including:

●	The risk of delays in settling portfolio transactions and the risk of loss arising out of the system of share registration and custody used in Russia;

●

Risks in connection with the maintenance of a fund’s portfolio securities and cash with foreign sub-custodians and securities depositories, including the risk that appropriate sub-custody arrangements will not be available to a fund;

●

The risk that a fund’s ownership rights in portfolio securities could be lost through fraud or negligence because ownership in shares of Russian companies is recorded by the companies themselves and by registrars, rather than by a central registration system; and

●

The risk that a fund may not be able to pursue claims on behalf of its shareholders because of the system of share registration and custody, and because Russian banking institutions and registrars are not guaranteed by the Russian government.

The U.S. and the Economic and Monetary Union of the European Union, along with the regulatory bodies of a number of countries (collectively, the “Sanctioning Bodies”), have imposed economic sanctions, which consist of asset freezes and sectoral sanctions, on certain Russian individuals and Russian corporate entities. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freezing of Russian securities and/or funds invested in prohibited assets, impairing the ability of a fund to buy, sell, receive or deliver those securities and/or assets. Additional sanctions against Russia have been, and may in the future be, imposed by the U.S. or other countries.

The sanctions against certain Russian issuers include prohibitions on transacting in or dealing in issuances of debt or equity of such issuers. Compliance with each of these sanctions may impair the ability of a fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. If it becomes impracticable or unlawful for a fund to hold securities subject to, or otherwise affected by, sanctions (collectively, “affected securities”), or if deemed appropriate by the Adviser, the fund may prohibit in-kind deposits of the affected securities in connection with creation transactions and instead require a cash deposit, which may also increase the fund’s transaction costs. A fund may also be legally required to freeze assets in a blocked account.

Additionally, the following is added as a new sub-section under the section titled “Additional Information About the Funds’ Strategies and Risks - Principal Risks of Investing in the Funds”, immediately before the subsection “– REIT Risk” on page 129:

Regulatory Risk

Invesco FTSE RAFI Emerging Markets ETF, Invesco Global Water ETF, and Invesco S&P Emerging Markets Momentum ETF are each registered as a foreign portfolio investor (“FPI”) with the SEBI in order to have the ability to make and dispose of investments in Indian securities. There can be no assurances that such Funds will qualify or continue to qualify as FPIs by Indian regulatory authorities, and the loss of such qualifications could adversely impact their ability to make and dispose of investments in India.

Moreover, considering each such Fund is incorporated in the United States, there can be no assurance that the United States will continue to be considered jurisdictions under the FPI regulations eligible to invest in India under the FPI regime. The loss of such recognition by the United States could adversely impact the ability of each such Fund to make further investments in India.

The general limit on the aggregate ownership by FPIs, such as the Funds, of the outstanding securities of Indian companies is 24%, which may be increased with the approval of the shareholders of such companies up to the foreign direct investment limit applicable to the sector to which the relevant Indian company belongs, or reduced to a level approved by the shareholders. However, many companies have applied for and received regulatory approval of higher limits, including, in a few cases, no limit at all. In addition to these aggregate ownership limits, the total ownership of any single FPI and its investor group in the equity shares of an Indian company must be less than 10% of the total issued capital of the company.

Additionally, India may require withholding on dividends paid on portfolio securities and on realized capital gains. In the past, these taxes have sometimes been substantial. There can be no assurance that restrictions on repatriation of a Fund’s income, gains or initial capital from India will not occur.

Please Retain This Supplement For Future Reference.

P-PS-PXH-PIO-PBEE-EEMO-PROSUP-3 03152019